Message From The Investment Adviser                              The Shelby Fund
--------------------------------------------------------------------------------

Dear Shareholder:

The past year has been a difficult period for investors. Following years of record-breaking growth, low inflation and double-digit equity returns, the U.S. economy finally began to slow. The slowdown was not unexpected, given six consecutive interest rate hikes by the Federal Reserve. The precipitous nature of the slowdown, however, did surprise many corporate executives, resulting in excess inventories and widespread overcapacity. In recent months, manufacturing output and corporate profits have plummeted and the U.S. economy now stands on the edge of recession. The after-effects of intense speculation in the highest-growth sectors of the economy has further magnified the impact on financial markets, resulting in equity returns that recently ranked among the worst on record.

The performance of the Shelby Fund, (the "Fund") reflects the weakness in equity markets and growth stocks, in particular. For the year ended March 31, 2001, the Fund, Class Y shares returned -53.42% compared to a return of -21.68% for the benchmark S&P 500. In the latest quarter, the Fund, Class Y Shares returned -21.24%, compared to -11.86% for the S&P 500. We believe the Fund's latest performance should be evaluated with respect to the previous year's performance, in which the Fund, Class Y shares returned 82.50% compared to 17.94% for the S&P 500. Clearly, the performance of the Fund during the previous two-year period reflects the extreme volatility in the current market environment.

Looking forward, we believe that while most of the decline in the broader markets is likely over, the bottoming process could be long and complex. The Federal Reserve is deep into an easing cycle and equity valuations are becoming increasingly attractive. Businesses and consumers, however, appear unprepared to weather a protracted downturn. After years of aggressive spending on capital infrastructure, many industries are faced with a potential glut of capacity. The personal saving rate currently stands at a post-depression low and consumer debt is nearing historic highs. Further, energy prices remain elevated, creating a difficult situation for businesses and consumers in the U.S. and abroad, at a time when many of the other major industrial and emerging economies are just beginning to show signs of weakness.

We remain confident about the longer-term trend for equity markets and will continue to identify and invest in those companies with the best prospects for revenue and earnings growth over the next two to three years. In the near-term, we anticipate maintaining a relatively defensive posture, with our primary focus on those growth-oriented companies that are best positioned to weather a more prolonged economic and market malaise.

Sincerely,

/s/ Darrell R. Wells  /s/ James C. Shircliff, CFA /s/ R. Andrew Beck
Darrell R. Wells      James C. Shircliff, CFA     R. Andrew Beck
Chairman, CEO         Executive Vice President    Senior Vice President
SMC Capital, Inc.     SMC Capital, Inc.           SMC Capital, Inc.

--------------------------------------------------------------------------------

The Shelby Fund
-------------------------------------------------------------------------------


                                    [GRAPH]

                   Shelby Fund      S&P 500        Russell 2000

3/31/91              10,000         10,000            10,000
3/31/92              11,582         11,105            12,102
3/31/93              14,147         12,796            13,900
3/31/94              16,627         12,981            15,430
3/31/95              17,056         15,003            16,279
3/31/96              22,414         19,811            21,007
3/31/97              21,786         23,730            22,080
3/31/98              30,349         35,143            31,356
3/31/99              33,634         41,630            26,259
3/31/2000            61,382         49,101            36,052
3/31/2001            28,593         38,457            30,526

 This chart shows the impact of market changes on a theoretical $10,000 invested in the Shelby Fund on 3/31/91, compared to the same theoretical $10,000 invested in the S&P500 and Russell 2000.

                            Average Annual Return**

                                     5         10         Since
                      1 Year       Year       Year      Inception
                     -------       -----     ------     ---------
 Class A (no load)   -53.50%                             12.68%       (10/28/99)
 Class A*            -55.71%                             12.41%       (10/28/99)
 Class Y             -53.42%       4.99%     11.08%      12.96%         (1/1/81)

 *Reflect 4.75% Sales Charge.

** The quoted performance of The Shelby Fund includes performance of certain common trust funds and collective investment funds (the "Commingled Funds") which were managed with full investment authority by principals of SMC Capital, Inc. prior to the establishment of the Fund on July 1, 1994. The performance of the Commingled Funds has been adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The assets of the Commingled Funds were converted into assets of the Fund upon the establishment of the Fund. The Commingled Funds were operated with the same investment objective and used investment strategies in all material respects equivalent to those used for the Fund. During the time period of their existence the Commingled Funds were not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore were not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Funds had been registered under the 1940 Act, the Commingled Funds' performance may have been adversely affected.

-------------------------------------------------------------------------------

                                                                The Shelby Fund
-------------------------------------------------------------------------------

The performance of the Fund is measured against the Standard & Poor's 500 Index, an unmanaged index generally representative of the U.S. stock market and the Russell 2000 Index, an index of small cap stocks. These indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of the fees for these value-added services. During the period shown, certain fees were voluntarily reduced. Had these fee reductions not been in place the performance quoted would have been lower.

Performance data represents past performance and is not predictive of future performance. Investment return and the principal value of an investment in the Fund will fluctuate so that an investor's share, when redeemed, may be worth more or less than their original cost. The composition of the Fund's holdings is subject to change.

For more complete information, including charges and expenses, call 1-800-774-3529 for a prospectus, which you should read carefully before you invest or send money. Shares are distributed by BISYS Fund Services Limited Partnership.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, Shelby County Trust Bank or its affiliates, and shares are not federally insured by the FDIC or any other agency. An investment in mutual fund shares involves risks, including the possible loss of principal.


-------------------------------------------------------------------------------

                               Table of Contents


                    Report of Independent Public Accountants
                                    Page  5

                      Statement of Assets and Liabilities
                                    Page  6

                            Statement of Operations
                                    Page  7

                      Statements of Changes in Net Assets
                                    Page  8

                       Schedule of Portfolio Investments
                                    Page  9

                         Notes to Financial Statements
                                    Page 12

                              Financial Highlights
                                    Page 17

Report of Independent Public Accountants                        The Shelby Fund
-------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the Shelby Fund of the Coventry
Group:
We have audited the accompanying statement of assets and liabilities of the Shelby Fund of the Coventry Group (a Massachusetts business trust), including the schedule of portfolio investments, as of March 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Shelby Fund as of March 31, 2001, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.
ARTHUR ANDERSEN LLP
Louisville, Kentucky,
May 8, 2001

-------------------------------------------------------------------------------

THE COVENTRY GROUP
THE SHELBY FUND

                      Statement of Assets and Liabilities
                                 March 31, 2001

ASSETS:
Investments, at value (cost $28,356,866).......................... $24,065,931
Repurchase agreement, at cost.....................................   2,810,466
Options (cost $1,112,188).........................................     514,875
                                                                   -----------
    Total investments (cost $32,279,520)..........................  27,391,272
Cash..............................................................   5,265,498
Interest and dividends receivable.................................       6,750
Receivables from capital shares issued............................       2,461
Receivables from investment securities sold.......................     195,109
Prepaid expenses and other assets.................................       8,385
                                                                   -----------
    Total Assets..................................................  32,869,475
                                                                   -----------
LIABILITIES:
Options written, at value (premiums paid $2,121,919)..............   2,132,600
Securities sold short (proceeds $567,401).........................     504,375
Payables for investment securities purchased......................     393,202
Accrued expenses and other payables:
  Investment advisory fees........................................      26,969
  Administration fees.............................................         367
  Distribution fees...............................................         116
  Other...........................................................      34,545
                                                                   -----------
    Total Liabilities.............................................   3,092,174
                                                                   -----------
NET ASSETS:                                                         29,777,301
                                                                   ===========
Capital...........................................................  39,558,944
Net unrealized depreciation on investments, short positions and option transactions...............................................  (4,835,903)
Distributions in excess of net realized gains on investments, short sales and option transactions...............................  (4,945,740)
                                                                   -----------
    Net Assets.................................................... $29,777,301
                                                                   ===========
Class Y Shares
  Net Assets...................................................... $29,247,817
  Shares outstanding..............................................   3,773,044
  Redemption and offering price per share......................... $      7.75
                                                                   ===========
Class A
  Net Assets...................................................... $   529,484
  Shares outstanding..............................................      68,041
  Redemption price per share...................................... $      7.78
                                                                   ===========
  Maximum sales charge............................................        4.75%
  Maximum offering price (100%/(100%-Maximum Sales Charge) of net
   asset value adjusted to the nearest cent) per share............ $      8.17
                                                                   ===========

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                            Statement of Operations
                       For the Year Ended March 31, 2001

INVESTMENT INCOME:
Interest income...................................................  $    325,228
Dividend income...................................................        72,239
                                                                    ------------
  Total income....................................................       397,467
                                                                    ------------
EXPENSES:
Investment advisory fees..........................................       510,804
Administration fees...............................................       102,191
Distribution fees--Class A........................................         2,537
Custodian fees....................................................         7,531
Accounting fees...................................................        30,039
Transfer agent fees...............................................        30,833
Other.............................................................        84,820
                                                                    ------------
  Total expenses before expenses voluntarily reduced..............       768,755
  Expenses voluntarily reduced....................................       (25,547)
                                                                    ------------
  Net expenses....................................................       743,208
                                                                    ------------
Net investment loss...............................................      (345,741)
                                                                    ------------
REALIZED/UNREALIZED GAINS/(LOSSES) FROM INVESTMENTS:
Net realized loss from investments................................      (994,430)
Net realized loss on option transactions..........................      (735,874)
Net realized gains on closed short sales..........................       421,863
Change in unrealized appreciation/depreciation on investments,
short positions and options.......................................   (35,591,406)
                                                                    ------------
Net realized/unrealized loss from investments, short positions and
options...........................................................   (36,899,847)
                                                                    ------------
Change in net assets resulting from operations....................  $(37,245,588)
                                                                    ============

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                      Statements of Changes in Net Assets

                                                      Year Ended   Year Ended
                                                      March 31,     March 31,
                                                         2001         2000
                                                     ------------  -----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment loss............................... $   (345,741) $  (537,423)
  Net realized gains (losses) from investments,
   short positions and option transactions..........   (1,308,441)   7,077,183
  Change in unrealized appreciation/depreciation on
   investments, short positions and options.........  (35,591,406)  23,030,616
                                                     ------------  -----------
Change in net assets resulting from operations......  (37,245,588)  29,570,376
                                                     ------------  -----------
DISTRIBUTIONS TO CLASS Y SHAREHOLDERS:
  From net realized gains...........................   (2,694,746)  (2,138,694)
  In excess of net realized gains...................   (4,794,988)          --
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net realized gains...........................      (84,720)        (103)
  In excess of net realized gains...................     (150,748)          --
                                                     ------------  -----------
Change in net assets from distributions to
shareholders........................................   (7,725,202)  (2,138,797)
                                                     ------------  -----------
CAPITAL TRANSACTIONS:
CLASS Y SHARES
  Proceeds from shares issued.......................    6,549,487    8,147,253
  Dividends reinvested..............................    7,480,064    2,136,154
  Cost of shares redeemed...........................   (9,256,993)  (7,498,130)
                                                     ------------  -----------
Class Y capital transactions........................    4,772,558    2,785,277
                                                     ------------  -----------
CLASS A SHARES
  Proceeds from shares issued.......................    2,258,905       50,355
  Dividends reinvested..............................      235,468          103
  Cost of shares redeemed...........................     (990,273)          --
                                                     ------------  -----------
Class A capital transactions........................    1,504,100       50,458
                                                     ------------  -----------
Change in net assets from capital transactions......    6,276,658    2,835,735
                                                     ------------  -----------
Change in net assets................................  (38,694,132)  30,267,314
NET ASSETS:
  Beginning of year.................................   68,471,433   38,204,119
                                                     ------------  -----------
  End of year....................................... $ 29,777,301  $68,471,433
                                                     ============  ===========
SHARE TRANSACTIONS:
CLASS Y SHARES
  Issued............................................      423,420      482,860
  Reinvested........................................      715,053      149,906
  Redeemed..........................................     (773,078)    (539,394)
                                                     ------------  -----------
Change in Class Y shares............................      365,395       93,372
                                                     ------------  -----------
CLASS A SHARES
  Issued............................................      144,881        2,673
  Reinvested........................................       22,425            7
  Redeemed..........................................     (101,945)          --
                                                     ------------  -----------
Change in Class A shares............................       65,361        2,680
                                                     ------------  -----------
Change in total shares..............................      430,756       96,052
                                                     ============  ===========

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                       Schedule of Portfolio Investments
                                 March 31, 2001

  Shares,
 Contracts
     or
 Principal                          Security                            Market
   Amount                         Description                           Value
 ---------- -------------------------------------------------------   ----------

 Common Stocks (80.0%):
 Advertising (1.2%):
     10,000 Lamar Advertising Co.(b)...............................   $  367,500
                                                                      ----------
 Banks (8.3%):
     15,000 Commerce Bancorp, Inc..................................      900,000
     10,000 Investors Financial Services Corp......................      586,250
      2,500 PNC Financial Services Group...........................      169,375
     53,900 Pointe Financial Corp..................................      539,000
     10,000 S.Y. Bancorp, Inc......................................      280,000
                                                                      ----------
                                                                       2,474,625
                                                                      ----------
 Beverages--Non-alcoholic (1.5%):
     10,000 Coca-Cola Co...........................................      451,600
                                                                      ----------
 Cable TV (4.2%):
      5,000 Cablevision Systems Corp.(b)...........................      351,800
      2,500 Cablevision Systems Corp.--Rainbow(b)..................       65,000
     20,000 Comcast Corp. Special Class A(b).......................      838,750
                                                                      ----------
                                                                       1,255,550
                                                                      ----------
 Circuits (0.7%):
      5,000 Maxim Integrated Products, Inc.(b).....................      207,950
                                                                      ----------
 Computers--Memory Devices (1.6%):
     15,000 EMC Corp.(b)...........................................      441,000
      3,400 Storage Computer Corp.(b)..............................       24,140
                                                                      ----------
                                                                         465,140
                                                                      ----------
 Computers--Services (0.6%):
      5,000 Cerner Corp.(b)........................................      171,250
                                                                      ----------
 Containers & Packaging (0.5%):
     37,000 Crown Cork & Seal Co., Inc.............................      149,850
                                                                      ----------
 Electric Utilities (2.4%):
     10,000 Duke Energy Corp.......................................      427,400
     10,000 TECO Energy, Inc.......................................      299,600
                                                                      ----------
                                                                         727,000
                                                                      ----------
 Electronic Components--Miscellaneous (1.2%):
     20,000 Sawtek, Inc.(b)........................................      356,250
                                                                      ----------

  Shares,
 Contracts
     or
 Principal                          Security                            Market
   Amount                         Description                           Value
 ---------- -------------------------------------------------------   ----------

 Common Stocks, continued:
 Electronic Components--Semiconductors (1.1%):
     20,000 Applied Micro Circuits Corp.(b)........................   $  330,000
                                                                      ----------
 Financial Services (7.3%):
     10,000 Concord EFS, Inc.(b)...................................      404,375
     31,700 National Processing, Inc.(b)...........................      589,303
     20,000 SEI Corp...............................................      623,750
     10,000 Washington Mutual, Inc.................................      547,500
                                                                      ----------
                                                                       2,164,928
                                                                      ----------
 Medical--HMO (3.9%):
     62,500 Humana, Inc.(b)........................................      655,000
     10,000 Trigon Healthcare, Inc.(b).............................      515,000
                                                                      ----------
                                                                       1,170,000
                                                                      ----------
 Medical--Hospitals (1.6%):
     10,600 Tenet Healthcare Corp.(b)..............................      466,400
                                                                      ----------
 Medical Instruments (1.3%):
     10,000 Biomet, Inc............................................      393,906
                                                                      ----------
 Medical--Wholesale Drug Distribution (2.3%):
     30,000 Bergen Brunswig Corp...................................      498,000
      2,000 Cardinal Health, Inc...................................      193,500
                                                                      ----------
                                                                         691,500
                                                                      ----------
 Multimedia (2.9%):
     16,000 Clear Channel Communications, Inc.(b)..................      871,200
                                                                      ----------
 Networking Products (1.7%):
     30,000 Network Appliance, Inc.(b).............................      504,375
                                                                      ----------
 Oil & Gas Exploration, Production, & Services (0.6%):
     10,000 Core Laboratories NV(b)................................      187,700
                                                                      ----------
 Pharmaceuticals (21.5%):
     20,000 ALZA Corp.(b)..........................................      810,000
     48,750 Array BioPharma, Inc.(b)...............................      262,031
     15,000 Eli Lilly & Co.........................................    1,149,900
     17,500 Forest Laboratories, Inc.(b)...........................    1,036,700
     15,000 King Pharmaceuticals, Inc.(b)..........................      611,250
     10,000 Merck & Co., Inc.......................................      759,000
     10,000 Noven Pharmaceuticals, Inc.(b).........................      283,125

                                   Continued

THE COVENTRY GROUP
THE SHELBY FUND

                       Schedule of Portfolio Investments
                                 March 31, 2001

  Shares,
 Contracts
     or
 Principal                          Security                            Market
   Amount                         Description                           Value
 ---------- -------------------------------------------------------   ----------

 Common Stocks, continued:
 Pharmaceuticals, continued:
     30,000 Pfizer, Inc............................................   $1,228,500
      5,000 Shire Pharmaceuticals Group PLC(b).....................      218,750
                                                                      ----------
                                                                       6,359,256
                                                                      ----------
 Radio (2.3%):
     15,000 Cox Radio, Inc. Class A(b).............................      315,150
     15,000 Emmis Communications Corp. Class A.....................      379,688
                                                                      ----------
                                                                         694,838
                                                                      ----------
 Satellite Telecom (1.8%):
     19,000 Echostar Communications Corp. Class A(b)...............      526,063
                                                                      ----------
 Telecommunications (5.7%):
     20,000 Cox Communications, Inc. Class A(b)....................      889,800
     10,000 Verizon Communications, Inc............................      493,000
     10,000 Young Broadcasting, Inc. Class A(b)....................      313,750
                                                                      ----------
                                                                       1,696,550
                                                                      ----------
 Therapeutics (0.3%):
     20,000 Cell Pathways, Inc.(b).................................       81,875
                                                                      ----------
 Wholesale & International Trade (2.6%):
     20,000 Costco Wholesale Corp.(b)(c)...........................      785,000
                                                                      ----------
 Wireless Equipment (0.9%):
     20,000 Aether Systems, Inc.(b)................................      260,000
                                                                      ----------
   Total Common Stocks..............................................  23,810,306
                                                                      ----------
 Preferred Stocks (0.9%):
 Multimedia (0.9%):
      5,000 Emmis Communications Corp. Class A.....................      195,625
      2,500 Sinclair Broadcasting Group, Inc.(b)...................       60,000
                                                                      ----------
   Total Preferred Stocks...........................................     255,625
                                                                      ----------

  Shares,
 Contracts
     or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------- -----------------------------------------------------   -----------

 Options Purchased (1.7%):
        100 EMC Corp. Put Option (strike price $35, expires on
             4/23/01)(b).........................................   $    70,000
        100 Emulex Corp. Call Option (strike price $30, expires
             on 4/23/01)(b)......................................         4,375
        200 Network Appliance, Inc. Call Option (strike price
             $30, expires on 4/23/01)(b).........................         2,500
        300 Pfizer Put Option (strike price $35, expires on
             4/23/01)(b).........................................        10,500
         25 S&P 500 Index Call Option (strike price $1,300,
             expires on 4/23/01)(b)..............................         1,500
         50 S&P 500 Index Call Option (strike price $1,130,
             expires on 4/23/01)(b)..............................       230,000
        100 S&P 500 Index Put Option (strike price $1,140,
             expires on 4/23/01)(b)..............................       196,000
                                                                    -----------
   Total Options Purchased........................................      514,875
                                                                    -----------
 Repurchase Agreements (9.4%):
 $2,810,466 Fifth Third Bank, 4.73%, 4/2/01 (Collaterized by
             $2,826,111 Fannie Mae, 6.02%, 5/1/29, market value
             $2,866,816).........................................     2,810,466
                                                                    -----------
   Total Repurchase Agreements....................................    2,810,466
                                                                    -----------
   Total Investments (Cost $32,279,520) (a)--(92.0%)..............   27,391,272
                                                                    -----------
   Other assets in excess of liabilities--(8.0%)..................    2,386,029
                                                                    -----------
   TOTAL NET ASSETS--(100.0%).....................................  $29,777,301
                                                                    ===========

                                   Continued

THE COVENTRY GROUP
THE SHELBY FUND

                       Schedule of Portfolio Investments
                                March 31, 2001

------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $339,850. Cost for federal income tax purposes differs from market value by net unrealized depreciation of securities as follows:

   Unrealized appreciation.  $ 1,194,997
   Unrealized depreciation.   (6,423,095)
                             -----------
             Net unrealized
   depreciation............  $(5,228,098)
                             ===========

(b) Represents non-income producing securities.
(c) Security is held as collateral for short sales.

PLC--Public Limited Company

                                                         Number of   Market
                                                         Contracts    Value
                                                         --------- -----------
Written options outstanding at March 31, 2001:
Call options:
 S&P 500 Index (strike price $1,005, expires on
  4/23/01)..............................................      40   $  (666,400)
 S&P 500 Index (strike price $1,005, expires on
  4/23/01)..............................................      30      (556,200)
                                                                   -----------
Total call options (premium received $1,022,256)........            (1,222,600)
                                                                   -----------
Put options:
 S&P 500 Index (strike price $1,250, expires on
  4/23/01)..............................................     100      (910,000)
                                                                   -----------
Total put options (premium received $1,099,663).........              (910,000)
                                                                   -----------
Total written options (premium received $2,121,919).....           $(2,132,600)
                                                                   ===========
                                                                     Market
                                                          Shares      Value
                                                         --------- -----------
Short sales at March 31, 2001:
 Network Alliance, Inc..................................  30,000   $  (504,375)
                                                                   -----------
Total short sales (proceeds received $567,401)..........           $  (504,375)
                                                                   ===========

                      See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                         Notes to Financial Statements
                                March 31, 2001

1. Organization:

 The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Shelby Fund (the "Fund"), a series of the Group, commenced operations on July 1, 1994. The Fund's investment objective is to seek capital appreciation. It pursues this objective by investing primarily in a diversified portfolio of equity securities. As of March 31, 2001, the Fund is authorized to sell three classes of shares, namely, Class Y shares, Class A shares and Class B shares. Class A shares are subject to a maximum 4.75% front-end sales load and a distribution fee up to 0.25% of average daily net assets. Class Y shares carry neither a load nor a distribution fee. Class B shares have not been offered for sale as of March 31, 2001.

 Each Class A and Class Y share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class A shares bear the expense of a distribution fee, which will cause Class A shares to have a higher expense ratio and to pay lower dividends than those related to Class Y shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2. Significant Accounting Principles:

 The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   Securities Valuation:

   Investments in common and preferred stocks, commercial paper, corporate bonds, U.S. Government securities and U.S. Government agency securities are valued at their market values determined on the basis of the latest available bid quotation, ask quotation for short sale position in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. Securities, including restricted securities, for which market quotations are not readily available, are valued at fair value by the investment adviser under the supervision of the Group's Board of Trustees. Pricing services may be used to value certain securities when the prices provided are believed to reflect the fair market value of such securities.
                                   Continued

THE COVENTRY GROUP
THE SHELBY FUND

                         Notes to Financial Statements
                                March 31, 2001


   Security Transactions and Related Income:

   Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   Repurchase Agreements:

   The Fund may enter into repurchase agreements with financial institutions such as banks and broker-dealers which the investment adviser, SMC Capital, Inc., deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian.

   Short Sale Transactions:

   The Fund may from time to time sell securities short. Short sales are transactions in which the Fund sells a security it does not own (but has borrowed), in anticipation of a decline in the market value of that security. The Fund may engage in short sales "against the box", in which the Fund, at the time of the short sale, owns or has the right to obtain securities equivalent in kind and amount. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund must purchase or deliver the security sold short. The Fund will realize a gain if the security declines in value between those dates. All short sales must be collateralized to the extent required by the applicable law. The Fund maintains the collateral in a segregated account with its custodian, consisting of cash and securities sufficient to collateralize its obligation on the short positions.

   Options Transactions:

   The Fund may write (sell) and purchase put and call options on securities, currencies and indices of securities (collectively, an "underlying asset"). These transactions are to hedge against changes in interest rates, security prices, currency fluctuations and other market developments, or for the purpose of earning additional income (i.e. speculation).

                                   Continued

THE COVENTRY GROUP
THE SHELBY FUND

                         Notes to Financial Statements
                                March 31, 2001

   When the Fund writes a covered call or put option, an amount equal to the net premium received is included in the Fund's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset, and may be required to buy or sell an underlying asset under the contractual terms of the option at a price which could be significantly different from the current market value.

   When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund's statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Written and purchased options are non-income producing securities.

   The table below reflects the Fund's activity in written options during the year ended March 31, 2001. The Premiums column represents the premiums paid by the option counterparties to the Fund in connection with entering into the written options.

   Written Option Activity:

                                      Call Options            Put Options
                                 ----------------------  ---------------------
                                 Number of               Number of
                                 Contracts   Premiums    Contracts  Premiums
                                 --------- ------------  --------- -----------
    Balance at beginning of
     year.......................      80   $     33,759       --   $        --
    Options written.............   7,065     15,648,158    1,570     3,552,795
    Options closed..............  (6,745)   (14,212,916)  (1,220)   (2,091,333)
    Options expired.............    (330)      (446,745)      --            --
    Options exercised...........      --             --     (250)     (361,799)
                                  ------   ------------   ------   -----------
    Options outstanding at end
     of year....................      70   $  1,022,256      100   $ 1,099,663
                                  ======   ============   ======   ===========

                                   Continued

THE COVENTRY GROUP
THE SHELBY FUND

                         Notes to Financial Statements
                                March 31, 2001

   Distributions to Shareholders:

   Distributions from net investment income, if any, are declared and paid quarterly and distributable net realized capital gains, if any, are declared and distributed at least annually by the Fund.

   Distributions from net investment income and from net realized capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to the tax deferral of losses on wash sales.

   Federal Income Taxes:

   It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

   During the year ended March 31, 2001, the Fund has reclassified $345,737 from accumulated net investment loss to paid in capital and $4 from accumulated net investment loss to accumulated net realized gains in compliance with Statement of Position 93-2, "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies". These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of net investment income, capital gains and distributions under federal tax rules and accounting principles generally accepted in the United States of America.

   Other:

   Expenses that are directly related to the Fund are charged directly to the Fund. Expenses relating to the Group are prorated to all the investment portfolios of the Group, including the Fund, on the basis of each Fund's relative net assets or another appropriate method.

3. Purchases and Sales of Securities:

 Purchases and sales of securities (excluding short-term securities) for the year ending March 31, 2001 were $131,983,872 and $141,142,836, respectively.

4. Related Party Transactions:

 Investment advisory services are provided to the Fund by SMC Capital, Inc. ("SMC"). Under the terms of the Investment Advisory Agreement, SMC is entitled to receive fees computed daily based on an annual Continued

THE COVENTRY GROUP
THE SHELBY FUND

                         Notes to Financial Statements
                                March 31, 2001

 percentage of one percent of the average net assets of the Fund. As of March 1, 2001, SMC replaced Shelby County Trust Bank, an affiliate of SMC, as the investment adviser to the Fund. This change was done in order to comply with recent Federal banking and securities law changes with respect to banks that serve as investment advisers to mutual funds under the terms of the same Investment Advisory Agreement.

 BISYS Fund Services Ohio, Inc. ("BISYS"), with whom certain officers and trustees of the Group are affiliated, serves the Fund as administrator. Such officers and trustees are paid no fees directly by the Fund for serving as officers and trustees of the Group. Under the terms of the Administration Agreement, BISYS' fees are computed daily as a percentage of the average net assets of the Fund. For the year ended March 31, 2001, BISYS voluntarily reduced its administration fees by $25,547.

 BISYS serves the Fund as transfer agent and fund accountant. Under the terms of the Transfer Agency and Fund Accounting Agreements, BISYS' fees are computed on the basis of the number of shareholders and average net assets, respectively.

 BISYS Fund Services Limited Partnership serves as the Fund's distributor (the "Distributor") and has entered into a Service and Distribution Plan (the "Plan"). This Plan is pursuant to Rule 12b-1 under the 1940 Act under which the Class A and Class B shares of the Fund may directly incur or reimburse the Distributor for expenses related to the distribution and promotion of such shares. The annual limitation for payment of such expenses is 0.25% and 1.00% of the average daily net assets of Class A and Class B, respectively.

5. New Accounting Pronouncement:

 In November 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Management of the Fund does not expect any material impact on results of operations or financial condition of the Fund upon adoption of the provisions of the Guide.

6. Federal Tax Information (unaudited):

 During the fiscal year ended March 31, 2001, the Fund declared long-term capital gain distributions in the amount of $6,354,726.

 For corporate shareholders, 2.06% of the total ordinary income distributions paid during the fiscal year ended March 31, 2001 qualifies for the corporate dividends received deduction.

 Under current tax law, capital losses realized after October 31, within the Fund's fiscal year may be deferred and treated as occurring on the first day of the following fiscal year. The Fund's deferred losses of $4,978,345 will be treated as arising on April 1, 2001.

THE COVENTRY GROUP
THE SHELBY FUND

                              Financial Highlights

Selected data for a share outstanding throughout the periods indicated:

                                                Class Y
                           -----------------------------------------------------
                             Year       Year       Year       Year       Year
                             Ended      Ended      Ended      Ended      Ended
                           March 31,  March 31,  March 31,  March 31,  March 31,
                             2001       2000       1999       1998       1997
                           ---------  ---------  ---------  ---------  ---------
Net Asset Value--
 Beginning of Year.......   $ 20.08    $ 11.53    $ 13.66    $ 11.13    $ 11.82
                            -------    -------    -------    -------    -------
Investment Activities:
 Net investment loss.....     (0.09)     (0.16)     (0.10)     (0.15)     (0.09)
 Net realized/unrealized
  gains (losses) from
  investment transactions.   (10.08)      9.39       1.07       4.40      (0.19)
                            -------    -------    -------    -------    -------
Total from Investment
 Activities..............    (10.17)      9.23       0.97       4.25      (0.28)
                            -------    -------    -------    -------    -------
Distributions:
 Net realized gains from
  investments............     (0.78)     (0.68)     (3.10)     (1.72)     (0.41)
 In excess of net
  realized gains
  from investments.......     (1.38)        --         --         --         --
                            -------    -------    -------    -------    -------
Total from distributions.     (2.16)     (0.68)     (3.10)     (1.72)     (0.41)
                            -------    -------    -------    -------    -------
Net change in asset
 value...................    (12.33)      8.55      (2.13)      2.53      (0.69)
                            -------    -------    -------    -------    -------
Net Asset Value--End of
 Year....................   $  7.75    $ 20.08    $ 11.53    $ 13.66    $ 11.13
                            =======    =======    =======    =======    =======
Total Return.............    (53.42%)    82.50%     10.82%     39.31%     (2.80%)
Ratios/Supplementary
 Data:
 Net Assets, End of Year
  (000's)................   $29,248    $68,417    $38,204    $90,544    $90,137
 Ratio of expenses to
  average net assets.....      1.45%      1.59%      1.48%      1.29%      1.29%
 Ratio of net investment
  loss to average
  net assets.............     (0.67%)    (1.18%)    (0.67%)    (0.95%)    (0.67%)
 Ratio of expenses to
  average net assets*....      1.50%      1.64%      1.53%      1.34%      1.34%
 Portfolio Turnover**....    284.76%    122.25%    161.45%    176.66%    204.06%

------
 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                              Financial Highlights

Selected data for a share outstanding throughout the periods indicated:

                                                              Class A
                                                      -----------------------
                                                      Year Ended Period Ended
                                                      March 31,   March 31,
                                                         2001      2000(a)
                                                      ---------- ------------
Net Asset Value--Beginning of Period.................   $20.18      $12.38
                                                        ------      ------
Investment Activities:
 Net investment loss.................................    (0.12)      (0.03)
 Net realized/unrealized gains (losses) from
  investment transactions............................   (10.12)       8.51
                                                        ------      ------
Total from Investment Activities.....................   (10.24)       8.48
                                                        ------      ------
Distributions:
 Net realized gains from investments.................    (0.78)      (0.68)
 In excess of net realized gains from investments....    (1.38)         --
                                                        ------      ------
Total from distributions.............................    (2.16)      (0.68)
                                                        ------      ------
Net change in asset value............................   (12.40)       7.80
                                                        ------      ------
Net Asset Value--End of Period.......................   $ 7.78      $20.18
                                                        ======      ======
Total Return (excludes sales charge).................   (53.50%)     74.29%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000's)...................   $  529      $   54
 Ratio of expenses to average net assets.............     1.72%       1.64%(c)
 Ratio of net investment loss to average net assets..    (0.86%)     (1.42%)(c)
 Ratio of expenses to average net assets*............     1.77%       1.70%(c)
 Portfolio Turnover**................................   284.76%     122.25%

------
 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from October 28, 1999 (commencement of operations) through March 31, 2000.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements.

INVESTMENT ADVISER
SMC Capital, Inc.
4350 Brownsboro Rd.
Suite 310
Louisville, Kentucky 40207

ADMINISTRATOR
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

AUDITORS
Arthur Andersen LLP
2300 Meidinger Tower
Louisville Galleria
Louisville, Kentucky 40202


This report is for
the information of
shareholders of The
Shelby Fund, but it
may also be used as
sales literature
when preceded or
accompanied by the
current prospectus,
which gives details
about charges,
expenses, investment
objectives, and
operating policies
of the Fund. Read
the prospectus
carefully before
investing or sending
money.

5/01
                           [LOGO OF THE SHELBY FUND]

                               SMC Capital, Inc.
                               Investment Adviser


                                 ANNUAL REPORT
                                       TO
                                  SHAREHOLDERS
                                 March 31, 2001


                    BISYS Fund Services Limited Partnership
                               3435 Stelzer Road
                              Columbus, Ohio 43219